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                           AMERICAN PERFORMANCE FUNDS

                         SUPPLEMENT DATED MAY 19, 2004
                                     TO THE
    INSTITUTIONAL U.S. TREASURY FUND AND INSTITUTIONAL CASH MANAGEMENT FUND
                                   PROSPECTUS
                             DATED JANUARY 1, 2004

     I. With respect to the Institutional U.S. Treasury Fund (page 4) and the Institutional Cash Management Fund (page 8), under the section entitled "Fees and Expenses - Annual Fund Operating Expenses," the footnote in the fee table is deleted and replaced in its entirety with the following:

     * Through December 31, 2003, the Adviser and/or the Administrator voluntarily waived fees and/or reimbursed expenses to limit Total Annual Fund Operating Expenses to 0.26%. This fee waiver and/or expense reimbursement is expected to continue through December 31, 2004 on a voluntary basis, but may be terminated at any time. Accordingly, actual annual fund operating expenses were as follows:

  Investment Advisory Fees..................................               0.00%
  Distribution/Service (12b-1) Fees.........................               0.00%
  Other Expenses............................................               0.26%
  TOTAL ANNUAL FUND OPERATING EXPENSES......................               0.26%

        SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF
                  ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

APFSPAPINSTMM                                                              05/04